UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  July 25, 2005

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as depositor under a Pooling and Servicing Agreement, dated as of March 1, 2005, providing for, inter alia, the issuance of Home Equity Mortgage Trust Series 2005-2 Home Equity Mortgage Pass-Through Certificates, Series 2005-2

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-120966-08               13-3320910
(State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)538-3000

                                       N/A
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

     This report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2005 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc. as seller, JPMorgan Chase Bank, N.A., as trustee and Wilshire Credit Corporation and Indymac Bank, F.S.B, as servicers.

       On July 25, 2005 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on July 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Home Equity  Mortgage Trust  Series  2005-2
            Home Equity Mortgage Pass-Through Certificates, Series 2005-2

                      JPMORGAN CHASE BANK, N.A, not in its
                      individual capacity but solely as Trustee
                       under the Agreement referred to herein

                      By:   /s/  Annette Marsula
                            ---------------------------------------
                            Annette Marsula
                            Vice President

                      Date: July 28, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         July 25, 2005




Exhibit 99.1
Monthly Certificateholder Statement on July 25, 2005

Credit Suisse First Boston Home Equity Mortgage Trust Series 2005-2 Home Equity Mortgage Pass-Through Certificates, Series 2005-2

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                  ENDING
               FACE           PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL         LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1          90,200,000.00      79,418,912.83    6,776,455.68   215,848.78      6,992,304.46     0.00       0.00       72,642,457.15
A2         197,000,000.00     165,612,932.47   13,350,426.92   442,382.69     13,792,809.61     0.00       0.00      152,262,505.55
A3          65,600,000.00      65,600,000.00            0.00   180,331.92        180,331.92     0.00       0.00       65,600,000.00
M1          27,120,000.00      27,120,000.00            0.00    78,770.52         78,770.52     0.00       0.00       27,120,000.00
M2          13,680,000.00      13,680,000.00            0.00    40,053.00         40,053.00     0.00       0.00       13,680,000.00
M3          11,520,000.00      11,520,000.00            0.00    33,997.64         33,997.64     0.00       0.00       11,520,000.00
M4          11,760,000.00      11,760,000.00            0.00    36,077.93         36,077.93     0.00       0.00       11,760,000.00
M5          11,520,000.00      11,520,000.00            0.00    35,789.64         35,789.64     0.00       0.00       11,520,000.00
M6          10,800,000.00      10,800,000.00            0.00    34,224.79         34,224.79     0.00       0.00       10,800,000.00
M7          10,800,000.00      10,800,000.00            0.00    37,752.79         37,752.79     0.00       0.00       10,800,000.00
M8          10,800,000.00      10,800,000.00            0.00    38,592.79         38,592.79     0.00       0.00       10,800,000.00
M9           7,680,000.00       7,680,000.00            0.00    31,147.23         31,147.23     0.00       0.00        7,680,000.00
B1           7,920,000.00       7,920,000.00            0.00    46,200.00         46,200.00     0.00       0.00        7,920,000.00
B2           3,600,000.00       3,600,000.00            0.00    21,000.00         21,000.00     0.00       0.00        3,600,000.00
AR                 100.00               0.00            0.00         0.00              0.00     0.00       0.00                0.00
ARL                100.00               0.00            0.00         0.00              0.00     0.00       0.00                0.00
P                  100.00             100.00            0.00   137,805.30        137,805.30     0.00       0.00              100.00
TOTALS     480,000,300.00     437,831,945.30   20,126,882.60 1,409,975.02     21,536,857.62     0.00       0.00      417,705,062.70

X1         480,000,000.00     437,831,845.30            0.00         0.00              0.00     0.00       0.00      412,466,227.35
X2                   0.00               0.00            0.00         0.00              0.00     0.00       0.00                0.00
XS         333,132,042.59     303,416,355.49            0.00    54,501.99         54,501.99     0.00       0.00      314,082,857.36
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                         ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL        PRINCIPAL          CLASS  PASS-THRU RATE
----------------------------------------------------------------------------------------------------------------------------------
A1      225458HV3         880.47575200     75.12700310    2.39300200    77.52000510       805.34874889      A1       3.494380 %
A2      225458JP4         840.67478411     67.76866457    2.24559741    70.01426198       772.90611954      A2       3.434380 %
A3      225458JQ2       1,000.00000000      0.00000000    2.74896220     2.74896220     1,000.00000000      A3       3.534380 %
M1      225458HY7       1,000.00000000      0.00000000    2.90451770     2.90451770     1,000.00000000      M1       3.734380 %
M2      225458HZ4       1,000.00000000      0.00000000    2.92785088     2.92785088     1,000.00000000      M2       3.764380 %
M3      225458JA7       1,000.00000000      0.00000000    2.95118403     2.95118403     1,000.00000000      M3       3.794380 %
M4      225458JB5       1,000.00000000      0.00000000    3.06785119     3.06785119     1,000.00000000      M4       3.944380 %
M5      225458JC3       1,000.00000000      0.00000000    3.10673958     3.10673958     1,000.00000000      M5       3.994380 %
M6      225458JD1       1,000.00000000      0.00000000    3.16896204     3.16896204     1,000.00000000      M6       4.074380 %
M7      225458JE9       1,000.00000000      0.00000000    3.49562870     3.49562870     1,000.00000000      M7       4.494380 %
M8      225458JF6       1,000.00000000      0.00000000    3.57340648     3.57340648     1,000.00000000      M8       4.594380 %
M9      225458JG4       1,000.00000000      0.00000000    4.05562891     4.05562891     1,000.00000000      M9       5.214380 %
B1      225458JM1       1,000.00000000      0.00000000    5.83333333     5.83333333     1,000.00000000      B1       7.000000 %
B2      225458JN9       1,000.00000000      0.00000000    5.83333333     5.83333333     1,000.00000000      B2       7.000000 %
AR      225458HW1           0.00000000      0.00000000    0.00000000     0.00000000         0.00000000      AR       9.806852 %
ARL     225458HX9           0.00000000      0.00000000    0.00000000     0.00000000         0.00000000      ARL      9.806852 %
P       225458JH2       1,000.00000000      0.00000000       #######          #####     1,000.00000000      P        9.806852 %
TOTALS                    912.14931595     41.93097921    2.93744612    44.86842533       870.21833674

X1      225458JJ8         912.14967771      0.00000000    0.00000000     0.00000000       859.30464031      X1       0.000000 %
XS      225458JL3         910.79907274      0.00000000    0.16360477     0.16360477       942.81791364      XS       0.000000 %
---------------------------------------------------------------------------------------------------------- ----------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                   Raideo Ram
                JPMorgan Chase Bank, N.A. - Structured Finance Services
                                6th Floor, 4 NYP,
                            New York, New York 10041
                               Tel: (212) 623-6793
                               Fax: (212) 623-5932
                         Email: raideo.ram@jpmchase.com

                         Principal Remittance Amount                                                                  17,936,140.96

                         Scheduled Principal Payments                                                                    301,506.73

                         Principal Prepayments                                                                        17,204,384.51

                         Curtailments                                                                                    307,656.45

                         Cutailment Interest Adjustments                                                                     493.56

                         Repurchase Principal                                                                            122,099.71

                         Substitution Amounts                                                                                  0.00

                         Net Liquidation Proceeds                                                                              0.00

                         Other Principal Adjustments                                                                           0.00

                         Gross Interest                                                                                3,650,927.18

                         Recoveries from Prior Loss Determinations                                                             0.00

                         Reimbursements of Non-Recoverable Advances Previously Made                                            0.00

                         Recovery of Reimbursements Previously Deemed Non-Recoverable                                          0.00

                         Number of Loans with Respect to which Prepayment Penalties were Collected                               68

                         Balance of Loans with Respect to which Prepayment Penalties were Collected                    3,582,340.21

                         Amount of Prepayment Penalties Collected                                                        137,804.48

                         Beginning Number of Loans Outstanding                                                                8,168

                         Beginning Aggregate Loan Balance                                                            430,402,468.31

                         Ending Number of Loans Outstanding                                                                   8,514

                         Ending Aggregate Loan Balance                                                               412,466,327.35

                         Servicing Fees (Including Credit Risk Manager Fee)                                              131,719.65

                         Trustee Fees                                                                                      1,793.34

                         Current Advances                                                                                       N/A

                         Aggregate Advances                                                                                     N/A

                         Delinquent Mortgage Loans
                                                 Group 1
                                                                                          Principal
                                                Category              Number               Balance                Percentage
                                                1 Month                         2               35,195.66                   0.01 %
                                                2 Month                         0                    0.00                   0.00 %
                                                3 Month                         1               31,408.73                   0.01 %
                                                 Total                          3               66,604.39                   0.02 %
                                                 Group Totals
                                                                                          Principal
                                                Category              Number               Balance                Percentage
                                                1 Month                         2               35,195.66                   0.01 %
                                                2 Month                         0                    0.00                   0.00 %
                                                3 Month                         1               31,408.73                   0.01 %
                                                 Total                          3               66,604.39                   0.02 %
                         * Delinquent Bankruptcies are included in the table above.

                         Bankruptcies
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                          69            2,049,647.73                 0.50 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance               Percentage
                                                          69            2,049,647.73                 0.50 %
                                                * Only Current Bankruptcies are reflected in the table above.

                         Foreclosures
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance               Percentage
                                                           0                    0.00                 0.00 %

                         REO Properties
                                                 Group 1
                                                                      Principal
                                                 Number               Balance               Percentage
                                                       8,439          410,291,366.78                99.47 %
                                                Group Totals
                                                                      Principal
                                                 Number               Balance               Percentage
                                                       8,439          410,291,366.78                99.47 %

                         Current Realized Losses                                                                                0.00

                         Cumulative Realized Losses - Reduced by Recoveries                                                14,668.74

                         Trigger Event Occurrence (Effective March 2008)                                                          NO
                         (Is Rolling 3 Month Delinquency Rate > 16% of Sr. Enhancement%?)
                         Rolling 3 Month Delinquency Rate                                                                 33.37400 %
                         Sr. Enhancement Percentage x 16%                                                                  4.93422 %
                                                OR
                         (Does Cumulative Loss % of Orig. Agg. Collateral Bal. exceed Cumulative Loss Limit)
                         Cumulative Loss % of Original Aggregate Collateral Balance                                        0.00306 %
                         Cumulative Loss Limit                                                                                0.00 %

                         Targeted Overcollateralization Amount                                                         24,480,015.32
                         Ending Overcollateralization Amount                                                                    0.00
                         Ending Overcollateralization Deficiency                                                       24,480,015.32
                         Overcollateralization Release Amount                                                                   0.00
                         Monthly Excess Interest                                                                        2,190,741.64
                         Payment to Class X-1                                                                                   0.00


Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.
